UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2011

EPOD SOLAR INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53459	20-3551488
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

950 John Daly blvd, Suite 260, Daly City, CA 94015	94015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 491-3449

Not Applicable
____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 7, 2011 the Company and Nanotech Industries Inc. (“NTI”). entered into a Second Amendment to the Licensing Agreement (“Second Amendment”) previously entered into by and between the Parties on July 12, 2010 and amended on March 17, 2011. The Licensing Agreement was previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on October 5, 2010 and the Amendment to the Licensing Agreement was filed on March 21, 2011. The Second Amendment to the Licensing Agreement is intended to modify the Licensing Agreement as follows and no other changes are being made by means of this filing:

1.

Pursuant to the terms of the Second Amendment Agreement, NTI granted the Company a six-month Option to Manufacture and Sell in the European Continent Territory as defined in Section 1 of the Second Amendment Agreement, on an exclusive basis for a period of five years from the date the Option is exercised and shall continue perpetually on a non-exclusive basis thereafter.

2.	In the event the Option is exercised by the Company, the Company shall pay to NTI a one-time royalty fee of $1,250,000 payable within 24 months of the exercise of the Option.

3.

The calculation set out in Section 3 of the Licensing Agreement for each of the America-Europe Exclusivity Shares and Asia Exclusivity Shares, has been clarified and shall be calculated on the basis of all shares issued and outstanding, options granted and warrants issued of the Company, at the time of issuance of each of the America-Europe Exclusivity Shares or Asia Exclusivity Shares, as the case may be.

4.

The calculation set out in Section 3 of the Licensing Agreement for each of the America-Europe Exclusivity Acquirer Shares and Asia Exclusivity Acquirer Shares has been clarified and shall be calculated on the basis of all shares issued and outstanding, options granted and warrants issued of the Acquirer, at the time of issuance of each of the America-Europe Exclusivity Acquirer Shares or Asia Exclusivity Acquirer Shares, as the case may be.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1	Second Amendment to the Licensing Agreement, dated July 7, 2011
10.2	Licensing Agreement dated July 12, 2010 (1)
10.3	Amendment to the Licensing Agreement, dated March 17, 2011 (2)

Note

(1)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on October 5, 2010.
(2)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on March 21, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPOD SOLAR INC.

By: /s/:Joseph Kristul
       Joseph Kristul
       President and Chief Executive Officer

Date: July 7, 2011